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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 16, 1997


                         NATIONAL EDUCATION CORPORATION
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                        1-6981                    95-2774428
    --------                        ------                    ----------
(State or Other                  (Commission                 (IRS Employer
Jurisdiction of                  File Number)             Identification No.)
Incorporation)


2601 Main Street, Suite 700, Irvine, California                        92614
   (Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code: (714) 474-9400


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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                        Exhibit Index appears on Page 2
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Item 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a copy of a News Release issued on behalf of the Registrant commenting on Harcourt General, Inc.'s announcement that it intends to commence a cash tender offer for all of the common stock of the Registrant at $19.50 per share.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c) Exhibits. The following exhibit is attached to this Current Report on Form 8-K:

                                                                      Sequential
         Exhibit No.              Description                         Page Start
         -----------              -----------                         ----------

         99.1                     News Release                             3




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL EDUCATION CORPORATION
                                       (Registrant)


Date:  April 24, 1997                  By:    /s/ Philip C. Maynard
                                              ---------------------------------
                                              Philip C. Maynard, Vice President





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